SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2016

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	775 Spartan Blvd, Suite 102, PO Box 5627, Spartanburg, SC	29304
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

Inapplicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 29, 2016, Synalloy Corporation ("the Company") issued a press release announcing financial information for its fourth quarter ended December 31, 2015. The press release is attached as Exhibit 99 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 7.01. REGULATION FD DISCLOSURE
On February 29, 2016, the Company held a conference call, a transcript of which is filed herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit Number	Description of Exhibit
99	Synalloy Corporation Press Release dated December 31, 2015.
99.1	Transcript of Conference Call held on February 29, 2016.
Please see Exhibit 99 for Registrant's 2015 fourth quarter earnings release and Exhibit 99.1 for the transcript of the conference call held for the earnings release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ DENNIS M. LOUGHRAN
Dennis M. Loughran
Chief Financial Officer

By: /S/ RICHARD D. SIERADZKI
Richard D. Sieradzki
Principal Accounting Officer

Dated: March 7, 2016

Exhibit Number	Name
99	Press Release of Synalloy Corporation dated February 29, 2016.
99.1	Transcript of Conference Call held on February 29, 2016.